Exhibit 99.1

Aeva Announces Transfer of Stock Exchange Listing to Nasdaq Global Select Market

Stock Ticker Symbol to Remain “AEVA”

Company Will Join the Nasdaq Composite® Index Following its Transfer

MOUNTAIN VIEW, Calif., Jan. 16, 2025– Aeva® (NYSE: AEVA), a leader in next-generation sensing and perception systems, today announced that it will transfer the listing of its common stock and its warrants to purchase common stock (NYSE: AEVA.WS) to the Nasdaq Global Select Market (“Nasdaq”) from the New York Stock Exchange. The Company expects to begin trading as a Nasdaq-listed company on January 28, 2025, with the common stock continuing to trade under the symbol “AEVA” and the warrants under the symbol “AEVAW”. Aeva’s common stock will be included in the Nasdaq Composite® Index after its first day of trading. The transfer to Nasdaq will also provide Aeva industry leading corporate services and branding support.

About Aeva Technologies, Inc. (NYSE: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to expectations regarding the timing and anticipated benefits of the transfer of the Company’s common stock and warrant listings to Nasdaq. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability to launch future products on the timeline Aeva expects, or at all, (v) the ability for Aeva to have its products selected for inclusion in OEM products, (vi) market acceptance of Aeva’s technology and the products into which it may be incorporated, (vii) the fact that the autonomous vehicle industry is an emerging market and may not achieve widespread commercial acceptance, (viii) unforeseen product or manufacturing defects, (ix) competition and innovation in Aeva’s industry, (x) cybersecurity risks, and (xi) other material risks and other important factors that could affect Aeva’s financial results. Please refer to Aeva’s filings with the SEC, including its most recent Form 10-Q and Form 10-K. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai